SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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      14e-6(e) (2))
|_|   Definitive Proxy Statement
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|_|   Soliciting Material under Rule 14a-12

                        ELECTRONIC CONTROL SECURITY INC.
                (Name of Registrant as Specified in its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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

                       2004 ANNUAL MEETING OF SHAREHOLDERS

                                                              December ___, 2004

Dear Shareholder:

      You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Electronic Control Security Inc. which will be held at 8:00 a.m., Eastern Daylight Time, on January 21, 2005, at the company's principal offices located at 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012 (telephone: (973) 574-8555). The matters on the meeting agenda are described in the Notice of 2004 Annual Meeting of Shareholders and proxy statement which accompany this letter.

      We hope you will be able to attend the meeting, but whatever your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.

                                                Very truly yours,

                                                /s/ Arthur Barchenko
                                                ---------------------------
                                                Arthur Barchenko
                                                President

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
ELECTRONIC CONTROL SECURITY INC.:

      The Annual Meeting of the Shareholders of Electronic Control Security Inc., a New Jersey corporation (the "Company"), will be held at the Company's principal offices located at 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012 on January 21, 2005 at 8:00 a.m. Eastern Daylight Time for the following purposes:

ITEMS OF BUSINESS:

      (1) To elect seven (7) persons to serve as directors of the Company until the next annual meeting of shareholders.

      (2) To consider and act upon a proposal to amend the Company's certificate incorporation to increase the authorized number of shares of common stock of the Company from 15,000,000 shares to 30,000,000 shares of common stock.

      (3) To amend the terms of the Company's 1986 Stock Option Plan to increase the number of shares of Common Stock available for issuance under the Plan from 1,000,000 shares to 2,000,000 shares.

      (4)   To consider such business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on November 26, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of shareholders will be available for examination by any shareholder at the Annual Meeting and for a period of 10 days before the Annual Meeting at the executive offices of the Company.

      This proxy statement and the accompanying proxy card are first being mailed to shareholders on or about December __, 2004.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

                                        By Order of the Board of Directors


                                        /s/ Arthur Barchenko
                                        --------------------------
                                        Arthur Barchenko
                                        President


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

                        ELECTRONIC CONTROL SECURITY, INC.
                              790 Bloomfield Avenue
                            Clifton, New Jersey 07012

                                 PROXY STATEMENT
                               December ____, 2004

      This proxy statement contains information related to the annual meeting of shareholders of Electronic Control Security Inc., a New Jersey corporation (the "Company"), to be held on January 21, 2004, at the Company's principal offices located at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey 07012, at 8:00 a.m., local time, and at any postponements or adjournments thereof. The Company is making this proxy solicitation.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

      At the Company's annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, which relates to the election of directors, approval of an amendment to the Company's Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue; and to approve an amendment to the Company's 1986 Stock Option Plan to increase the number of options available for grant thereunder.

Who is soliciting the proxy?

      This proxy statement is furnished to the holder of shares of the common stock and Series A Convertible Preferred Stock ("Series A Preferred Stock") of the Company in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders to be held on January 21, 2004, and any adjournment or postponement thereof.

Who is entitled to vote?

      Only shareholders of record of the Company's common stock and Series A Preferred Stock on the close of business on the record date, November 26, 2004, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock is entitled to one vote at the meeting on each matter to be voted upon at the meeting and each outstanding share of Series A Preferred Stock is entitled to 1.14 votes at the meeting on each matter to be voted upon at the meeting. The holders of common stock and the Series A Preferred Stock vote together as a single class. As of the record date, there were 6,130,630 shares of common stock outstanding and shares of Series A Preferred Stock outstanding entitling the holders to vote the equivalent of 414,286 shares of common stock.

Who can attend the annual meeting?

      All shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.


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

      Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock and Series A Preferred Stock outstanding, counted together, on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, there were 5,541,874 shares of common stock and shares of Series A Preferred Stock outstanding entitling the holders to vote the equivalent of 414,286 shares of common stock entitled to vote at the meeting, thus holders of at least 50% of these shares when aggregated, or 2,978,081 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

      If you complete and properly sign the accompanying proxy card and return it to the Company, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of such item in this proxy statement. In summary, the Board recommends a vote:

      o     For the election of the nominated slate of directors (see page 6);

      o For the approval of an amendment to the Company's Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 15,000,000 shares to 30,000,000 shares (see page 16).

      o For the amendment to the Company's 1986 Stock Option Plan to increase the number of shares of Common Stock available for issuance under the Plan from 1,000,000 shares to 2,000,000 shares (see page
            20).

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.


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

What vote is required to approve each item?

      Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting (regardless of the class or series of stock held) is required for the election of directors. This means that the seven nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

      All Other Matter. The other matters being considered at the Annual Meeting, enumerated below, require the affirmative vote of the holders of a majority of the outstanding shares (regardless of the class or series of stock held):

      o The authorization of an amendment to the Company's articles of incorporation to increase the number of shares of common stock the company may issue from 15,000,000 shares to 30,000,000 shares.

      o The authorization of an amendment to the Company's 1986 Stock Option Plan to increase the number of options available for grant from 1,000,000 shares to 2,000,000 shares.

      A properly executed proxy marked "Abstain" with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

What if I do not specify how my shares are to be voted?

      If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations, except as provided below.

      Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers that have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum. The proposals to increase the authorized number of shares of common stock of the Company to 30,000,000 shares is considered a routine matter and broker/dealers who hold their customers' shares in street name may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on this matter. The proposals to authorize an amendment to the Company's 1986 Stock Option Plan to increase the number of options available for grant from 1,000,000 shares to 2,000,000 shares is not considered a routine matter and broker/dealers who hold their customers' shares in street name may not sign and submit proxies for such shares and may not vote such shares on this matter without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers that have not been voted on the matter described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

Is cumulative voting allowed in the election of directors?

No. Each share is entitled to one vote in the election of directors as on every other matter.

Who will count the votes?

An inspector of the election will count the votes present at the meeting.

Where can I find the voting results of the meeting?

The Chairman will announce the results at the meeting. In addition, we will publish them in our quarterly report on Form 10-QSB for the second quarter of fiscal 2005 that we will file with the SEC by February 14, 2005.

Who will bear the cost of soliciting votes for the meeting?

The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. We will also reimburse brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to shareholders.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Directors Standing for Election

      The Board of Directors of the Company consists of seven members. Each director holds office until the annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

      The table below sets forth the names of each of the persons nominated to serves as directors of the Company, the year such person first became a director and each person's current position(s) with the Company, if applicable:

--------------------------------------------------------------------------------
                                   Year First
      Name              Age        Became A Director            Position
--------------------------------------------------------------------------------
Arthur Barchenko        71               1976           President and Director
--------------------------------------------------------------------------------
Natalie Barchenko       70               2001           Secretary, Treasurer and
                                                                Director
--------------------------------------------------------------------------------
Gene Rabois             59               1989                   Director
--------------------------------------------------------------------------------
Robert F. Reiter        54               2001                   Director
--------------------------------------------------------------------------------
Edward Snow             65               2000                   Director
--------------------------------------------------------------------------------
Stephen Rossetti        54               2004                   Director
--------------------------------------------------------------------------------
Thomas Donahue          54       Nominee for Director
--------------------------------------------------------------------------------


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

Arthur and Natalie Barchenko are married.

      The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. All seven nominees have consented to serve as directors if elected. However, in the event that any of the nominees is unable to serve as a director for any reason, the proxy will be voted for the election of any substitute nominee designated by the Board of Directors.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board of Directors Unanimously Recommends a Vote "FOR" the election of each of the nominees for directors, all of whose term will expire at the next annual meeting

      Arthur Barchenko has been our President since December 1976. Mr. Barchenko also participates in the management of our subsidiaries. From June 1952 to May 1972, he held various sales and marketing positions at Lightolier, Inc., a company engaged in the manufacturing and marketing of lighting fixtures. During his tenure at Lightolier, Inc., Mr. Barchenko served as the vice president of sales and was responsible for directing a sales force of approximately 150 persons and a support staff of approximately 50 persons. Mr. Barchenko also served as a member of the board of directors and on the executive committee of Lightolier, Inc. Prior to organizing Electronic Control Security Inc., Mr. Barchenko co-founded and directed the operations of Bajer Industries, a lighting manufacturing company that was subsequently sold to the Charter Group. Mr. Barchenko is active with American Defense Preparedness Association, and American Society of Industrial Society. He served on the Radio Technical Commission for Aeronautics Committee 183 for upgrade of FAR 107.14(a) and (b) as a member of the special access control security task force for the Federal Aviation Administration. Federal Aviation Regulation 107.14 (FAR 107.14a and b) is the document produced by RTCA committee 183 for the security upgrade of the access control system and universal access control system requirements for civilian commercial and shared civilian/military airports under U.S. jurisdiction.

      Gene Rabois has served as a member of our Board of Directors since October 1, 1989 and as a member of the Audit Committee since 2002. He previously had served as our Chief Financial Officer. He has more than thirty years of experience in accounting and finance, Securities and Exchange Commission financial reporting, installation and management of computer systems and control and administration of corporate financial affairs. Mr. Rabois has served as the Controller for SJT Imaging, Inc., a printing concern, through May 2004 and now serves as the controller of e.comm Technologies.

      Natalie Barchenko has been a director and the Treasurer of ECSI since 2001 and the Secretary of the Company since November 2004. Over the last twelve years, she has been actively responsible for the day to day operations of the Company in the areas of human resources, project cost control, invoicing, marketing and sales support functions including the preparation of operating and maintenance manuals. She has worked on a voluntary basis for the Library of Congress preparing Braille translations for the blind.

      Edward Snow has been a director of ECSI since June 2000 and as a member of the Audit Committee since 2002. From October 1996 to October 1999 he was the co-owner and operated Phoenix Fiber Optics Inc., a manufacturer and marketer of fiber optic products. From October 1999 to October 2000, he has served as the Assistant to the President of Space America Corp. Since 1996, he has acted as a private consultant to the government and industry.

      Robert F. Reiter has been a Director of ECSI since November 2001. Since November 1997, he has served as the President of R.F. Reiter & Associates, an engineering consulting firm. Since January 2002, he has been the President of HAZ-X Holdings, Ltd., which engages in non-intrusive inspection engineering and operations. From 1977 through 1997, he was the Vice President of Analytical Systems Engineering Corp. an engineering consulting company.

      Stephen Rossetti joined the Board in October 2004. Mr. Rossetti currently serves as the president of each of Zegato Solutions, Inc. and Markquest, Inc., positions he has held since 2003 and 2001, respectively. Zegato is an information technology company based in Lanham, Maryland that engages in software development and systems integration services for the U.S. Government. Markquest is a consulting and lobbying organization. He is also the chairman and chief executive officer of Government Internet Systems and is a corporate advisor of NOW Solutions, Inc., both subsidiaries of Vertical Computer Systems, Inc., a multinational provider of Web services, underpinning Web technologies, and administrative software services. From August 2003 to January 2004, he served as president of Applied DNA Sciences, Inc., a provider of DNA-embedded security solutions that protect corporate and government intellectual property from counterfeiting and fraud. Mr. Rossetti served in the Office of the Secretary of Defense from August 2003 to January 2004 and from 1987 to 1996 served on the Professional Staff of the Armed Services Committee, US House of Representatives where he had an established reputation as a strident government reform advocate. From November 1998 through January 2001, Mr. Rossetti worked for the United States Department of Defenses as the Director of Defense Integrated Travel. As director of the Readiness Subcommittee staff, he was responsible for the oversight of the Department of Defense infrastructure and combat readiness, including special operations forces, National Guard and Reserve preparedness, chemical and biological weapons preparedness and response, and missions other than war such as counter-drug and counter-terror.

      Thomas Donahue has been nominated to serve as a director of the Company. Mr. Donahue is the founder and principal of T. F. Donahue Consulting a consulting firm specializing in corporate finance and mergers and acquisitions. During 2002 and 2003, he was retained by the Company to provide financial analysis with respect to corporate operations and potential acquisitions. He also renders consulting services to a number of public and private companies throughout the country including analyzing and facilitating strategic planning, assisting in obtaining and negotiating credit. From 1999 to 2002 he was the corporate vice president and treasurer of Sensormatic Electronics Corporation, public security company, where his responsibilities included corporate finance, investor relations, rating agency relations, working capital management, asset securitization, global insurance, foreign exchange, customer credit and financing, and acquisition and economic analysis. From 1990 to 1999, he was the vice president and treasurer of Citibank Universal Card Services Corp., a credit card company, where he was in charge of asset securitization, investor relations, banking relations, funding, risk management, cash management and bank product support. Mr. Donahue has published and taught in the in the field of corporate finance and emerging growth company corporate strategy for several years.

Information Concerning the Board of Directors and Executive Officers.

      Board Meetings.

      The Board of Directors met four times during the fiscal year ended June 30, 2004 and each incumbent director attended at least 75% of the meetings held during the period he served as a director. In addition, the board of directors took actions by unanimous written consent on four occasions during the last fiscal year.

      Compensation of Non-Employee Directors.

      Directors receive $1,000 fee for attendance at meetings of the Board of Directors, and outside directors were reimbursed for out-of-pocket expenses for attendance at such meetings. It is expected that the Company's outside directors will receive an annual award of stock options under the Company's equity incentive plan. In January 2004, the Company issued an aggregate of 30,000 shares to three directors.

      Board of Directors Committees.

      We do not have standing committees whose functions include nominating directors or establishing the compensation of our employees and consultants.

      Nominations for directors are considered by the entire Board. Our directors take a critical role in guiding our strategic direction and oversee the management of our Company. Board candidates are considered based on various criteria, such as their broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of shareholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry.

      Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors.

      Our Board will consider the recommendations of shareholders regarding potential director candidates. In order for shareholder recommendations regarding possible director candidates to be considered by our Board:

      o such recommendations must be provided to the Board, c/o Arthur Barchenko, Electronic Control Security Inc., 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012, in writing at least 120 days prior to the date of the next scheduled annual meeting;

      o the nominating shareholder must meet the eligibility requirements to submit a valid shareholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended; and

      o the shareholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidates.

      In addition, the entire Board oversees compensation of our employees. Compensation is based on various criteria, such as their Company's performance, an employee's past and future contributions to the Company's operations and performance, their professional skills and other factors the Directors deem relevant.

      Audit Committee

      The Audit Committee of the Board of Directors selects our independent public accountants with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting, internal financial auditing procedures and the adequacy of our internal control procedures. The members of our Audit Committee are Gene Rabois and Edward Snow, each of whom is an independent director. The Board of Directors has determined that Gene Rabois meets the requirements of an "audit committee financial expert" as set forth in Section 401(e) of Regulation S-B promulgated by the SEC. The Audit Committee held two meetings in fiscal 2004, all of which were attended by each member of the Audit Committee.

      We adopted a new Audit Committee Charter in October 2002, a copy of which is attached as an exhibit to this Proxy.

                               EXECUTIVE OFFICERS

      The Company's executive officers are:

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              Name                         Position                       Age
      --------------------------------------------------------------------------
      Arthur Barchenko           President and Director                    71
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      Richard Stern              Vice President                            55
      --------------------------------------------------------------------------
      Eldon Moberg               Vice President                            52
      --------------------------------------------------------------------------
      Thomas Isdanavich          Vice President                            56
      --------------------------------------------------------------------------
      Joseph McAndrew            Vice President                            50
      --------------------------------------------------------------------------
      Natalie Barchenko          Secretary, Treasurer and Director         70
      --------------------------------------------------------------------------
      Elie Addi                  Vice President Finance                    39
      --------------------------------------------------------------------------
      Hamid Kaber                Vice President, ETCI Latin America        60
      --------------------------------------------------------------------------
      Jake Muller                Chief Operations Officer of ECSI          47
                                 Israel, Ltd.
      --------------------------------------------------------------------------

Arthur and Natalie Barchenko are married.

      Our officers are appointed annually by our Board of Directors and serve at the discretion of the Board of Directors. Two of our executive officers, Arthur Barchenko and Natalie Barchenko, are also directors of the Company. See the section above entitled "Election of Directors" for biographical information about these individuals. Set forth below is biographical information regarding our executive officers who are not directors.

      Richard Stern has served as our Vice President of Manufacturing from December 1, 1997 to December 2002. He is now responsible for the overall management of our marketing and sales support department, which includes supervising all proposals, submittal drawings and test personnel including the review and evaluation of new and existing products; oversight of maintenance personnel; mechanical design of new products including the development of test procedures; and field labor reports. Prior to joining us, Mr. Stern spent 25 years in the data communication and temperature processing fields. He has held managerial positions in manufacturing, engineering, quality control, customer service, as well as being involved in the design and development of the product lines within these fields.

      Eldon Moberg joined us in 1996 as the Vice President of the ECSI FOIDS product division and has served as our Vice President since July 1, 1999. Mr. Moberg is responsible for establishing the FOIDS manufacturing and test facility in Huntsville, Alabama. His duties include planning and coordinating manufacturing schedules and resources and the provision of technical data for security system design and project cost analysis. Prior to joining us, Mr. Moberg was the Production Supervisor for Mason & Hanger National, Inc., a company engaged in the manufacture and marketing of our FOIDS product line, where he initially was a production support technician and performed optical/electronic fabrication and testing of a fiber optic based security system and components. Thereafter, as Production Supervisor, he was responsible for planning and scheduling personnel, materials and equipment to support product manufacture. Other duties included procurement, product acceptance testing QA/QC, inventory control and MRP system operation. Before entering private industry, Mr. Moberg served for twenty years in the United States Army where he gained experience as senior radar repair technician for several Army Air Defense systems, team leader for missile system direct support maintenance and training developer for newly acquired Army missile systems.

      Thomas Isdanavich has been Vice President of Product and Application Engineering at ECSI since July 1997. He conducts site surveys, determines the application of technologies for specific threats, supervises installation and training support requirements for in-house and field applications. His responsibilities include threat and technology analysis planning and coordination of all administrative phases of project and program engineering support services. Mr. Isdanavich was employed by Beall Technologies, Inc. a manufacturer of matrix switching equipment for IBM compatible mainframe computers, from 1973 to 1997. Prior to entering private industry, Mr. Isdanavich served in the U.S. Navy for four years.

      Joseph McAndrew joined us in June, 2003 as Vice President of Operations. Prior to that Mr. McAndrew spent 20 years as an innovative, hands-on manufacturing operations executive with experience in controlling the elements inherent in producing superior products at the lowest possible costs. He has headed global manufacturing operations for multi-layer radio frequency signal processing components used in the military, satellite and commercial markets with annual sales of $25 million. Mr. McAndrew has developed new and unique process techniques allowing entry into the commercial market and resulting in the issuance of two U.S. Patents. His experience is multi-national with important technology operation transfers in Canada and production build outs in Central America. Mr. McAndrew has a master's degree in Engineering Management from the New Jersey Institute of Technology.

      Elie Addi joined our Company in October 2004 as Vice President of Finance. He has over twelve years experience managing budgets, profit and loss forecasts, SEC reporting, pricing/strategic analysis and staff supervision. He has worked directly with CEO, CFO and product/sales managers addressing financial and operations management, strategic analysis and planning, budget and cost control process improvement, system conversions, GAAP, risk analysis, trend and performance analysis, due diligence and business development. From 2002 until joining the Company, has was a financial analysis manager for Net2Phone, a telecommunications company located in Newark, New Jersey, the stock of which is traded on the Nasdaq National Market. Mr. Addi received a bachelor of business administration from Temple University and a masters degree in business administration from Columbia University.

      Hamid Kaber joined our Company in September 2004 as the Vice President of the Company's Latin American subsidiary and is responsible for marketing and sales efforts in Central and South America. He was engaged to expand and solidify the Company's presence in the region and provide marketing, sales, logistical and engineering support to its representatives and dealer network. He has over thirty years of experience in the security industry. During this time, he has held senior managerial, systems engineering and sales positions with several multinational and regional companies. His experience encompasses large scale, integrated security systems design, engineering and construction, sales and marketing, cost estimation, quality assurance, project management, security master planning and risk/ thereat assessment. From 1990 to 2000, he was head of Integrated System Sales for Johnson Controls located in Lynnfield, Massachusetts. During 2003 and 2004, he was the director of marketing for Advanced Systems Design of Costa Rica. From 2001 to 2003, he was an Engineering Manager for

Systech Group Inc. of Reston, Virginia. He has completed security systems analysis, design and integration projects for numerous multinational corporations as well as the federal government and many state governments. He is a member of several industry associations and has written articles relating to security for trade publications.

      Jake Muller joined us in 2003 as the director and chief operations officer of ECSI Israel, Ltd. In this capacity, he is responsible for the marketing, sales and technology transfer programs in Israel, Africa, India and Greece. From 1998 to 2002, he was a division manager for Sigmatek Advanced Technology Ltd., a security company located in Israel. Mr. Muller has over twenty years of experience in the security industry. He served as the Director of Security for the Jewish Community of Northern Toronto for twelve years utilizing his knowledge of security procedures and technologies in the protection of a community of over 150,000 people including schools, synagogues, residences of community leaders and visiting diplomats. He was also responsible for coordinating the special security needs for large public events.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Principal Stockholders, Directors, Nominees and Executive Officers and Related Stockholder Matters

      The following table sets forth, as of November 24, 2004, certain information with respect to the beneficial ownership of shares of our Common Stock by: (i) each person known to us to be the beneficial owner of more than 5 percent of our outstanding shares of Common Stock, (ii) each director or nominee for director of our Company, and (iii) our directors and executive officers as a group.

--------------------------------------------------------------------------------
Name Beneficial Owner (1)                Number of Shares   Percent of Class (2)
-------------------------                ----------------   --------------------
--------------------------------------------------------------------------------
Arthur Barchenko (3)                         1,154,963              18.84%
--------------------------------------------------------------------------------
Richard Stern (4)                               35,000                  *
--------------------------------------------------------------------------------
Eldon Moberg (5)                                65,000                  *
--------------------------------------------------------------------------------
Thomas Isdanavich (6)                           30,000                  *
--------------------------------------------------------------------------------
Joseph McAndrew (7)                             20,000                  *
--------------------------------------------------------------------------------
Natalie Barchenko (8)                        1,579,079              25.76%
--------------------------------------------------------------------------------
Gene Rabois                                     89,615               1.46
--------------------------------------------------------------------------------
Robert F. Reiter (9)                            40,000                  *
--------------------------------------------------------------------------------
Edward Snow (10)                                30,000                  *
--------------------------------------------------------------------------------
Stephen Rossetti                                    -0-                --
--------------------------------------------------------------------------------
Elie Addi                                           -0-                --
--------------------------------------------------------------------------------
Hamid Kaber                                         -0-                --
--------------------------------------------------------------------------------
Jake Muller                                         -0-                --
--------------------------------------------------------------------------------
Thomas Donahue (nominee for director)           20,000                  *
--------------------------------------------------------------------------------
Directors and officers
as a group (14 persons) (11)                 3,063,657              49.97%
--------------------------------------------------------------------------------

*     Less than 1%.

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to common stock (i.e., the power to dispose of, or to direct the disposition of, a security). The address of each person is in care of the Company.

(2) Based on 6,130,630 shares outstanding as of November 24, 2004. Percentages are based upon the assumption that the shareholder has exercised all of the options he or she owns and that no other shareholder has exercised any options he or she owns.

(3) Consists of 964,963 shares of common stock, including 193,496 shares not registered in Mr. Barchenko's name but over which he has dispository power and control, and options to purchase 150,000 shares of common stock.

(4) Consists of 30,000 shares of common stock and options to purchase 5,000 shares of common stock.

(5) Consists of 20,000 shares of common stock and options to purchase 45,000 shares of common stock.

(6) Consists of 20,000 shares of common stock and options to purchase 10,000 shares of common stock.

(7)   Consists solely of options to purchase shares of common stock.

(8) Consists 1,429,079 shares of common stock and options to purchase 150,000 shares of common stock.

(9) Consists of 10,000 shares of common stock and options to purchase 30,000 shares of common stock.

(10) Consists of 10,000 shares of common stock and options to purchase 20,000 shares of common stock.

(11) Includes options to purchase 345,000 shares of common stock which are held by all directors in the aggregate. Percentage is based upon the assumption that all of the shareholders named in the table have exercised all of the options he or she owns.

EXECUTIVE COMPENSATION

Executive Compensation.

      The following table sets forth certain information concerning the annual and long-term compensation of the person serving as the Company's chief executive officer (the "Named Executive") during the last three years. No other executive officers received annual compensation in excess of $100,000 during the last three fiscal years.

--------------------------------------------------------------------------------------------------------------------------
                                            SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
                                                                      Long Term Compensation
                                                              -----------------------------------------
                               Annual Compensation                      Awards                Payouts
                        -----------------------------------   -------------------------     -----------
                                                              Restricted     Securities
Name and                                       Other Annual      Stock       Underlying
Principle                Salary      Bonus     Compensation     Award(s)    Options/SARs       LTIP          All Other
Position       Year        ($)        ($)           ($)           ($)           (#)         Payouts ($)   Compensation ($)
--------------------------------------------------------------------------------------------------------------------------
Arthur
Barchenko,
President      2004     $ 96,000                                               50,000

               2003     $101,700

               2002     $ 98,800                                              100,000
--------------------------------------------------------------------------------------------------------------------------

Compensation Pursuant to Management Contracts.

None.

Option Grants in the Last Fiscal Year

      The following table presents certain information concerning stock options granted to the Named Executive under our various stock option plans during the 2004 fiscal year.

                      Option/SAR Grants in Last Fiscal Year
                                Individual Grants

                   Number of Securities      % of Total Options/SARs    Exercise or
                  Underlying Options/SARs    Granted to Employees in    Base Price
      Name              Granted (#)                Fiscal Year            ($/Sh)      Expiration Date
      ----              -----------                -----------            ------      ---------------
Arthur Barchenko           50,000                     22.73%               1.00       January 2, 2014

Fiscal Year-End Option Numbers and Values

      The following table sets forth additional information as of June 30, 2004, concerning shares of our common stock that may be issued upon the exercise of options under our existing equity compensation plans, divided between plans approved by our shareholders and plans or arrangements not submitted to our shareholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

 Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

             Shares                         Unexercised Options/SARs at FY-End    Money Options/SARs at FY-End
             Acquired on     Value          Unexercised Options/SARs at FY-End    Money Options/SARs at FY-End
Name         Exercise (#)    Realized ($)   (#) Exercisable/Unexercisable         ($) Exercisable/Unexercisable
----         ------------    ------------   -----------------------------         -----------------------------
Arthur
Barchenko        -0-             -0-                150,000/0                            $17,500/$0

Stock Option Plan.

Incentive Stock Option Plan. In 1986, the Company adopted an Incentive Stock Option Plan which it renewed in 1996 for a second ten-year term. The Company has reserved 1,000,000 shares of common stock for issuance under the Stock Option Plan. The Board of Directors administers the Stock Option Plan but may delegate such administration to a committee of three persons, one of whom must be a member of the Board. The Board or the Committee has the authority to determine the number of options to be granted, when the options may be exercised and the exercise price of the options, provided that the exercise price may never be less than the fair market value of the shares of the Common Stock on the date the option is granted (110% in the case of any employee who owns more than 10% of the combined voting power or value of all classes of stock). Options may be granted for terms not exceeding ten years from the date of the grant, except for options granted to person holding in excess of 5% of the common stock, in which case the options may not be granted for a term not to exceed five years from the date of the grant.

Non-statutory Stock Option Plan. The Company also has adopted a non-statutory stock option plan and has reserved 250,000 shares of common stock for issuance to Directors, employees and non-employees. Options granted pursuant to this plan will be non-transferable and expire, if not exercised within five years from the date of the grant. Options will be granted in such amounts and at such exercise prices as the Board of Directors may determine.

Equity Compensation Plan Information

      The following table sets forth additional information as of June 30, 2004, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our shareholders and plans or arrangements not submitted to our shareholders for approval. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

                      Equity Compensation Plan Information

--------------------------------------------------------------------------------------------------------------------
                                                          Weighted-average
                        Number of securities to be        exercise price of      Number of securities available
                        issued upon exercise of           outstanding            for future issuance under equity
                        outstanding  options, warrants    options, warrants      compensation plans (excluding
Plan Category           and rights                        and rights             securities reflected in column (a))
--------------------------------------------------------------------------------------------------------------------
Equity compensation                590,000                      $1.53                        660,000
plans approved
by security holders
--------------------------------------------------------------------------------------------------------------------
Equity compensation
plans not approved
by security holders
--------------------------------------------------------------------------------------------------------------------
Total                              590,000                      $1.53                        660,000
--------------------------------------------------------------------------------------------------------------------

Other Compensation.

None; no stock appreciation rights or warrants exist.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Act of 1934 requires our officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of these reports and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the fiscal year ended June 30, 2004.

                           CODE OF CONDUCT AND ETHICS

      We have adopted a code of conduct and ethics that applies to our directors, officers and all employees. The code of conduct and ethics will be posted on our website at www. ecsi@anti-terrorism.com shortly after the date of the Annual Meeting. Until that time, the code of business conduct and ethics may be obtained free of charge by writing to Electronic Control Security Inc., Attn:
Arthur Barchenko, 790 Bloomfield Avenue, Building C, Suite 1, Clifton, New Jersey 07012.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS.

      In March 2004, we issued 735,294 shares of common stock to Natalie Barchenko, the Treasurer and a director of the Company and the wife of Arthur Barchenko, the Company's president and a director, upon the conversion of loans made by Ms. Barchenko to the Company in the aggregate amount of $250,000. The offering price of the shares was based upon a then outstanding offer by a third party to purchase shares of common stock at such price.

      Until the Company achieved profitability, we relied on loans from officers, directors, shareholders and their affiliates to assist in the funding of our operations. At June 30, 2004 and 2003, related party debt consisted of $432,545 and $14,443, respectively. The loans are repayable with interest at rates varying from no interest through 12% interest per annum. All interest for the fiscal year 2004 and 2003 has been paid. The Company is restricted from repaying the principal amount of the loans except as permitted under the Purchase Agreement dated June 30, 2004 by which we sold the shares of Series B Preferred Stock which provides that (i) repayment shall be later than December 31, 2005, (ii) for the six month period ended June 30, 2005 (x) the reported revenues of the Company shall not be less than $11 million and (y) the reported earnings per share of Common Stock shall be not less than $0.23 based upon 7,250,000 shares of Common Stock outstanding, and (iii) both at December 31, 2005 and at the time of any such repayment, holders of Series B Preferred Stock are entitled to sell their shares under an effective registration statement.

                                 PROPOSAL NO. 2
                  AMENDMENT TO CERTIFICATE OF INCORPORATION TO
                    INCREASE THE NUMBER OF AUTHORIZED SHARES

      Our Certificate of Incorporation currently authorizes us to issue up to 15,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $.01 par value.

      Our Board of Directors has adopted, subject to shareholder approval, an amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock from 15,000,000 shares to 30,000,000 shares. Under the amendment, ARTICLE FOURTH of the Amended and Certificate of Incorporation would read:

"FOURTH: The aggregate number of shares which the corporation shall have authority to issue is Thirty Million (30,000,000) shares of common stock having a par value of one mil ($.001) each, and Five Million (5,000,000) shares of preferred stock having a par value of one cent ($.01) each.

      The designation, relative rights, preferences and limitations of the shares of each class of stock shall be as follows:

      (a) As to the common stock:

            (i) Dividends. Subject to the prior dividend rights of the holders of the preferred stock, the holders of the common stock shall be entitled to receive such dividends as may be declared by appropriate resolution of the Board of Directors of the corporation out of funds legally available therefor.

            (ii) Voting Rights. Each holder of the common stock shall be entitled to one vote per share with respect to the election of Directors and all other matters submitted to a vote of the holders of all the voting stock of the corporation.

            (iii) Rights of Liquidation. Upon the dissolution, liquidation or winding up of the corporation, the holders of common stock shall be entitled to receive any assets of the corporation remaining after the full satisfaction of the asset preference of the preferred stock.

      (b) As to the preferred stock:

            (i) Dividends. The holders of the preferred stock are entitled to receive annual dividends in an amount to be decided by the appropriate resolution of the Board of Directors of the corporation. These dividends shall be either cumulative or non-cumulative as decided by the appropriate Resolution of the Board of Directors of the corporation.

            (ii) Voting Rights. The voting rights, if any, of the holders of the preferred stock shall be decided by the appropriate Resolution of the Board of Directors of the corporation.

            (iii) Rights in Liquidation. The preferred stock shall be preferred over the common stock in the event of any dissolution, liquidation or winding up of the corporation to the extent decided by the appropriate Resolution of the Board of Directors of the corporation.

            (iv) Conversion Rights. The holder of the preferred stock shall have the right to convert any or all shares of the preferred stock into shares of the common stock of the corporation as shall be decided by the appropriate Resolution of the Board of Directors of the corporation.

      (c) Assessment: The common stock, and preferred stock after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation."

      The foregoing does not include the designations of the class of Series A Convertible Preferred Stock or 10% Series B Convertible Preferred Stock, copies of which can be obtained free of charge from the Company.

      As of November 24, 2004, of the 15,000,000 shares of common stock presently authorized, 6,130,630 shares were issued and outstanding, 2,414,286 shares were reserved for issuance upon conversion of outstanding shares of preferred stock, 660,000 shares were reserved for issuance under our stock option plans, 2,620,000 were reserved for issuance upon the exercise of outstanding warrants and 153,971 shares were reserved for issuance upon the exercise of other convertible securities. An aggregate of 3,021,113 shares were not reserved for any specific use and were available for future issuance. In addition, in this proxy the Company is seeking the approval of the shareholders to increase the number of shares of common stock available for issuance under its stock option plan from 1,000,000 shares to 2,000,000 shares (see Proposal 3 beginning on page 20 of this proxy statement), for which the Company would have to reserve shares for issuance upon the exercise of any options granted. If our shareholders approve the amendment to our Certificate of Incorporation to increase our authorized shares, we will have 18,021,613 shares of common stock that are not reserved for any specific use and are available for future issuances.

      Our Board of Directors believes that the 3,021,113 shares of common stock that are not reserved and which currently are available for issuance do not provide us with sufficient flexibility to act in a timely manner in meeting future stock needs. We anticipate that we may in the future need to issue additional shares in connection with one or more of the following:

      o     acquisitions;

      o     strategic investments;

      o     corporate transactions, such as stock splits or stock dividends;

      o financing transactions, such as public offerings of common stock or convertible securities;

      o     incentive and employee benefit plans; and

      o     otherwise for corporate purposes that have not yet been identified.

      In order to provide our Board of Directors with certainty and flexibility to undertake such transactions to support our future business growth, the Board believes it is in the best interests of our Company at this time to increase the number of authorized shares of our common stock. No such transactions are currently under consideration by the Board.

      If this proposal is adopted, the additional authorized shares of common stock may be issued upon the approval of our Board of Directors at such times, in such amounts, and upon such terms as our Board of Directors may determine, without further approval of the shareholders, unless such approval is expressly required by applicable law, regulatory agencies, or any exchange or quotation service on which our common stock may then be listed. For example, such shareholder approval may be required pursuant to Section 14A:10A-5 of the New Jersey Business Corporation Act ("NJBCA") for the issuance of shares of common stock in connection with a business combination with an interested shareholder (See the discussion under "Possible Anti-Takeover Effects of the Proposal" at page 19 of this proxy statement). In addition, in the future should our common stock be listed on a national securities exchange or the Nasdaq Stock Market (rather than the Over-The-Counter Bulletin Board where it currently trades), then the approval of our shareholders would be required in certain additional situations, including: (i) in connection with the acquisition of certain stock or assets, including another business, from a director, officer or substantial shareholder, or from an entity in which one of such persons is a substantial shareholder, or from an entity in which one of such persons has a substantial direct or indirect interest, and the stock issuable in such transaction could result in an increase in the number of shares or voting power of the outstanding shares of 5% or more, (ii) in a transaction or a series of transactions (except for a public offering of common stock for cash) that would result in an increase in the number of shares or voting power of the outstanding shares by 20% or more, (iii) where the issuance of common stock would result in a change of control of our Company, or (iv) in connection with a stock option or purchase plan under which stock may be acquired by officers or directors. The ability of our Board of Directors to issue shares from the additional authorized shares will allow the Board, except under the limited circumstances discussed in this paragraph, to perform the functions for which they are currently empowered under our Certificate of Incorporation and by-laws in executing certain transactions, such as acquisitions, investments, or other transactions, pursuant to which such additional authorized shares could be issued without further shareholder approval of the specific transaction.

      Our shareholders do not have preemptive rights with respect to future issuances of additional shares of common stock, which means that current shareholders do not have a prior right to purchase any new issue of common stock of our Company in order to maintain their proportionate ownership interest. As a result, the issuance of a significant amount of additional authorized common stock (other than as the result of a stock split or other pro rata distribution to shareholders) would result in a significant dilution of the beneficial ownership interests and/or voting power of each Company shareholder who does not purchase additional shares to maintain his or her pro rata interest. As additional shares are issued, the shares owned by our existing shareholders will represent a smaller percentage ownership interest in our

Company. In addition, the issuance of additional shares of our common stock could result in a decrease in the trading price of our common stock, depending on the price at which such shares are issued.

Possible Anti-Takeover Effects of the Proposal

      Our Board of Directors does not intend or view the proposed increase in the number of authorized shares of our common stock as an anti-takeover measure, but rather, as a means of providing greater flexibility to the Board, as indicated above. Nevertheless, the proposed increase in the our authorized shares could enable the Board to issue additional shares to render more difficult or discourage an attempt by another person or entity to obtain control of our Company, even if the holders of our common stock deem such acquisition of control of our Company to be in their best interests. The issuance of additional shares of common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares and thereby could dilute the proportionate interest of a party attempting to gain control of our Company. As of the date of this proxy statement, our Board of Directors and our management are not aware of any attempt or plan to takeover or acquire our Company or our common stock, and the proposal to increase the authorized shares of our common stock was not prompted by any specific takeover or acquisition effort or threat. Other than the amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock, our Board of Directors does not currently contemplate recommending the adoption of any other proposals or amendments to our Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of our Company.

      Our Certificate of Incorporation permits our Board of Directors to issue up to 5,000,000 shares of preferred stock on terms established by our Board from time to time. The Board, within the limitations and restrictions contained in the Certificate of Incorporation and without further action by our shareholders, has the authority to issue the preferred stock from time to time in one or more series and to fix the number of shares and the relative rights, conversion rights, voting rights, rights and terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of our Company. As of the date of this proxy statement, our Board of Directors has created two series of preferred stock, comprising 1,200,000 shares of Series A Preferred Stock, of which 414,286 currently are outstanding and 2,000 shares of 10% Series B Convertible Preferred Stock, all of which are outstanding.

                                  VOTE REQUIRED

      The affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting. The amendment to the Articles of Incorporation will become effective upon the filing with the Secretary of State of New Jersey, which we intend to make after the completion of the Annual Meeting.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our Board of Directors unanimously recommends a vote "FOR" the approval of the amendment to the Company's Articles of Incorporation increasing in the number of shares of common stock the Company is authorized to issue.

                                 PROPOSAL NO. 3
                     AMENDMENT TO 1986 STOCK INCENTIVE PLAN

Background and Recent Amendment

      In 1986, the Company adopted its 1986 Stock Option Plan ("Plan"), providing for equity compensation awards to its employees, officers, directors, consultants and advisors, initially reserving 500,000 shares of Common Stock for issuance under the Plan. The Plan provided for a term of ten years. In 1996, the Company extended the Plan for an additional ten years. Subsequently, at the 2002 Annual Shareholders Meeting held in November 2002, the holders of a majority of the outstanding shares of common stock approved an amendment to the Plan to increase the number of shares of common stock available for issuance under the Plan to 1,000,000 shares.

      The current amendment to the Plan affects a further increase in the number of shares of Common Stock available for issuance under the Plan, from 1,000,000 shares to 2,000,000 shares (subject to adjustment for stock dividends, stock splits and certain other changes in capitalization, pursuant to the Plan). This amendment was adopted by the Board of Directors on October 24, 2004.

      The Board of Directors adopted this amendment to ensure that there will be a sufficient reserve of shares to permit further option grants under the Plan to existing and new employees and consultants at levels to be determined by the Board of Directors. The Company believes that the Plan can be a valuable compensation component for the Company and can help further the success of the Company by aligning the interests of employees, officers, directors and consultants with those of the Company through ownership of the Company's stock. The Board of Directors believes that, in the current competitive labor market, stock options may serve to attract, retain and motivate employees and consultants and to enhance their incentive to perform at the highest level and contribute significantly to the Company's success.

      As of November 24, 2004, options to purchase an aggregate of 467,500 shares of common stock under the Plan were outstanding and options to purchase 287,500 shares had been exercised or expired leaving a total of 255,000 shares available for future issuance under the Plan. Based on 6,133,130 shares of common stock issued and outstanding as of November 24, 2004, the shares subject to existing stock options and the additional shares available for issuance under the Plan, as amended, would represent less than 1% of the outstanding shares when issued in accordance with the Plan.

      It is anticipated that the current increase will provide a sufficient number of shares to cover grants and awards made over a period of approximately five years. Over the last three fiscal years ending June 30, 2004, the Company has awarded options under the Plan to purchase an aggregate of 520,000 shares of common stock segregated by year as follows: in 2004 options to purchase 195,000 shares were granted; in 2003 options to purchase 25,000 shares were granted; and in 2002 options to purchase 200,000 shares were granted.

Description of 1996 Stock Incentive Plan

      The following summary of the Plan is qualified in its entirety by reference to the Plan, a copy of which may be obtained, at no cost, from the
Company:

Administration of the Plan

      The Plan is administered by the Board of Directors. The Board of Directors has full and final authority in its discretion, subject to the provisions of the Plan, to determine the participants to whom, and the time or times at which, options shall be granted and the number of shares covered by each option; to construe and interpret the Plan and any agreements made pursuant to the Plan; to determine the terms and provisions of the option agreements entered into in connection therewith, including terms covering the payment of the exercise price of the options; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan.

Stock Options and Awards under the Plan

      The Plan authorizes grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code") and nonqualified stock options.

      Stock Options. Each option shall be exercisable from time to time over such period and upon such terms as the Committee may determine. The exercise price of each incentive stock option granted shall not be less than the fair market value of the underlying Common Stock (110% in the case of any employee who owns more than 10% of the combined voting power or value of all classes of stock). The fair market value of the Company's Common Stock shall be based on the last price at which such shares were traded on such date as reported on the over-the-counter market on which the Common Stock is traded. The Committee may make adjustments to the number of shares covered by outstanding options or the exercise price, if such adjustments are required to prevent any dilution or enlargement of rights of holders of options in the event of any change in the capital structure of the Company.

      The expiration date of each option shall be fixed by the Committee, but in no event, shall be more than ten years from the date of the grant of the option, except for options granted to person holding in excess of 5% of the common stock, in which case the options may not be granted for a term not to exceed five years from the date of the grant. The Board of Directors, in its discretion, has authority to determine the method of payment of the exercise price for each participant. The Committee has the authority to determine the treatment of stock option grants upon a participant's retirement, disability, death, or termination. No option granted under the Plan is transferable or assignable, other than by will or the laws of descent and distribution.

New Stock Option Grants

      The Committee has not yet established the number of stock options or other stock awards that may be made under the Plan to employees, consultants, officers or directors.

Plan Participants

      Any officer, director, employee, consultant or advisor of the Company or a subsidiary of the Company is eligible to participate in the Plan.

      An option may be granted to a participant only if such participant, at the time the option is granted, does not own, after application of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates. The preceding restriction shall not apply if at the time the option is granted, the exercise price is at least 110% of the fair market value as of the date of grant of the Common Stock subject to the option, and such option by its terms is not exercisable after the expiration of five years from the date of grant.

Federal Income Tax Consequences

      Incentive Stock Options. There are no federal tax consequences, either to the participant or to the Company upon the grant of an incentive stock option under the Plan. Upon the exercise of an incentive stock option, the participant will not recognize any income, and the Company will not be entitled to a deduction, although the exercise may give rise to alternative minimum tax liability for the participant. Generally, if the participant disposes of shares acquired upon the exercise of an option within two years of the date of grant or one year of the date of exercise, the participant will recognize ordinary income, and the Company will be entitled to a deduction equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. If the shares are disposed of after the foregoing holding requirements are met, the entire gain or loss will be treated as a capital gain or loss by the participant.

      Nonqualified Stock Options. There are no federal tax consequences, either to the participant or to the Company upon the grant of a nonqualified stock option under the Plan. Upon the exercise of a nonqualified stock option, the participant will recognize income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the Common Stock of the Company on the date of exercise over the exercise price. Upon subsequent disposition of the shares by the participant, the entire gain or loss on the disposition of the shares will be treated as applicable capital gain or loss by the participant.

Termination of Plan

      The Plan will automatically terminate in 2006, unless earlier terminated by the Board of Directors. The Board of Directors may terminate or amend the Plan at any time without shareholder approval, except as shareholder approval may be required under (a) Rule 16b-3 of the Securities Exchange Act of 1934, (b) the Code or certain regulations promulgated pursuant thereto, (c) the rules for listed companies on the national stock exchange on which the Common Stock is traded, or (d) any other applicable law or rule.

                                  VOTE REQUIRED

      The affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting. The amendment to the 1986 Stock Option Plan will be effective will become effective after the Annual Meeting

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends a vote "FOR" the approval of the amendment to the Company's Articles of Incorporation increasing in the number of shares of common stock the Company is authorized to issue.

               REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee consults with our Chief Financial Officer and other key members of our management and with our independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit and the accompanying management letter, if any; and consults with our Chief Financial Officer and other key members of our management and with our independent auditors with regard to the adequacy of the internal accounting controls. The Board of Directors adopted a written Audit Committee Charter in October 2002, a copy of which is attached hereto as Appendix A.

      In fulfilling its responsibilities, the Audit Committee selected Demetrius & Company, L.L.C. as our independent accountants for purposes of auditing our financial statements for 2004. The Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements; discussed with the independent auditors the matters required to be discussed by Codification of Statements on Auditing Standards No. 61; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and discussed with the independent accountants their independence from our Company.

      Based on the reviews and discussions with management and Demetrius & Company, L.L.C., the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, filed with the Securities and Exchange Commission.

      The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that Messrs. Rabois and Snow are independent under Rule 4350(d) of the Nasdaq Stock Market Listing Standards and are financially literate each in his own capacity.

      Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended June 30, 2004, were met and that our financial reporting and audit processes are functioning effectively.

                                       Submitted by the Audit Committee
                                       of the Board of Directors:

                                                Gene Rabois
                                                Edward Snow

                             INDEPENDENT ACCOUNTANTS

      The Company first engaged Demetrius & Company, L.L.C. as its Company's principal accountant to audit the Company's financial statements for the fiscal year ended June 30, 1998. We have engaged Demetrius & Company, L.L.C. to audit the Company's financial statements for the fiscal year ended June 30, 2005. A representative of Demetrius & Company, L.L.C. is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of shareholders.

           FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2004

AUDIT FEES. The aggregate fees billed for professional services rendered by Demetrius & Company, L.L.C., or the audits of our annual consolidated financial statements for the 2004 fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year were $44,700 (including direct engagement expenses). The aggregate fees billed for professional services rendered by Demetrius & Company, L.L.C. for the audits of our annual consolidated financial statements for the 2003 fiscal year and the reviews of the financial statements included in the our Quarterly Reports on Form 10-QSB for the fiscal year were $34,141 (including direct engagement expenses).

AUDIT-RELATED FEES. The aggregate fees billed by Demetrius & Company, L.L.C. for audit-related services rendered for our Company for the 2004 fiscal year were $5,500. The aggregate fees billed by Demetrius & Company, L.L.C. for audit-related services rendered for our Company and its subsidiaries for the 2003 fiscal year were $0. Audit-related fees generally include fees in support of our filing of registration statements with the SEC and similar matters.

TAX FEES. The aggregate fees billed by Demetrius & Company, L.L.C. for tax-related services rendered for us for the 2004 fiscal year were $14,000. The aggregate fees billed by Demetrius & Company, L.L.C. for tax-related services rendered for us and our subsidiaries for the 2003 fiscal year were $10,000. The tax-related services were all in the nature of tax compliance and tax planning.

ALL OTHER FEES. The aggregate fees billed for services rendered to us by Demetrius & Company, L.L.C., other than the audit services, audit-related services, and tax services, were $0 for the 2004 fiscal year and $0 for the 2003 fiscal year.

PRE-APPROVAL POLICY. The Audit Committee does not have a pre-approval policy whereby it is required to approve all auditing services and permitted non-audit services. The Company expects to adopt a new Audit Committee Charter at the board of directors meeting immediately following the Annual Meeting which provides for a pre-approval policy, which will include approval of all the fees and terms thereof, to be performed for it by its independent auditor or other registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to completion of the audit.

                         COST OF SOLICITATION OF PROXIES

      We will pay the cost of this solicitation. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

                              SHAREHOLDER PROPOSALS

      A shareholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Shareholders of the Company to be held in 2005 must be received by the Company before September 1, 2005, at its executive offices located at 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012, Attention: Arthur Barchenko. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2005 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after September 1, 2005.

                                 OTHER BUSINESS

      The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                                                                      APPENDIX A

                        ELECTRONIC CONTROL SECURITY INC.

                             Audit Committee Charter

Organization

      There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors, the majority of whom are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

      The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the controller's, and the financial management of the corporation.

Responsibilities

      In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

1. Provide an open avenue of communication between the controller, the independent auditor, and the board of directors.

2.    Review and update the committee's charter annually.

3.    Create an agenda for the ensuing year.

4. Maintain minutes or other records of meetings and activities of the Audit Committee.

5. Recommend to the board of directors the independent auditors to be nominated, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditors.

6. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

7. Confirm and assure the independence of the independent auditor, including a review of management consulting services and related fees provided by the independent auditor.

8. Inquire of management, the controller and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

9. Consider, in consultation with the independent auditor and the controller, the audit scope and plan of the controller and the independent auditor.

10. Consider with Management and the independent auditor the rationale for employing audit firms other than the principal independent auditor.

11. Review with the controller and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

12.   Consider and review with the independent auditor and the controller:

            a) The adequacy of the company's internal controls including computerized information system controls and security.

            b) Any related significant findings and recommendations of the independent auditor and the controller together with management's responses thereto.

            c) The adequacy of internal controls and procedures related to executive travel and entertainment.

13. Review with management and the independent auditor at the completion of the annual examination:

            a) The company's annual financial statements and related footnotes.

            b) The independent auditor's audit of the financial statement's and his or her report thereon.

            c) Any significant changes required in the independent auditor's audit plan.

            d) Any serious difficulties or disputes with management encountered during the course of the audit.

            e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

14.   Consider and review with management and the controller:

            a) Significant findings during the year and management's responses thereto.

            b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

            c) Any changes required in the planned scope of their audit plan.

            d) The internal auditing department budget and staffing.

            e) The internal auditing department charter.

            f) Internal auditing compliance with the IIA's Standards for the Professional Practice of Internal Auditing (Standards).

15. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

16. Review with management, the independent auditor, and the controller auditing the interim financial report before it is filed with the SEC or other regulations.

17. Review policies and procedures with respect to officers and director's; expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the controller or the independent auditor.

18. Review legal and regulatory matters that may have a material impact to the financial statement's related company compliance policies, and programs and reports received from regulators.

19. Meet with the controller, the independent auditor, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

20. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

21. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

22. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee sha1l be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

23. The committee shall meet at least one time per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

24. The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

      The membership of the audit committee shall consist of at least two independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be designated by the full board of directors.

      The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

                                  FORM OF PROXY
                     SOLICITED BY THE BOARD OF DIRECTORS OF
                        ELECTRONIC CONTROL SECURITY INC.
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 21, 2005

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Arthur Barchenko and Gene Rabois as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote all of the shares of the common stock of Electronic Control Security Inc. standing in the name of the undersigned at the close of business on November 26, 2004, at the Annual Meeting of Stockholders of the company to be held on January 21, 2003 at 8:00 a.m. at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey 07012, beginning at 9:00 a.m., and at any and all adjournments thereof, with all the rights and powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows:

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS SHEET AND MAIL IN THE ENCLOSED POSTAGE PREPAID ENVELOPE TO ELECTRONIC CONTROL SECURITY INC.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: |X|

1.    Election of Directors

Nominees are:

Arthur Barchencko:         |_| FOR          |_| ABSTAIN

Gene Rabois:               |_| FOR          |_| ABSTAIN

Edward Snow:               |_| FOR          |_| ABSTAIN

Robert F. Reiter:          |_| FOR          |_| ABSTAIN

Natalie Barchenko:         |_| FOR          |_| ABSTAIN

Stephen Rossetti           |_| FOR          |_| ABSTAIN

Thomas Donahue             |_| FOR          |_| ABSTAIN

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------

2. Approval for the increase in authorized common stock from 15,000,000 shares to 30,000,000 shares.

      |_| FOR       |_| AGAINST      |_| ABSTAIN

3. Approval for the increase in the number of shares authorized for issuance under the employee incentive stock option plan from 1,000,000 shares to 2,000,000 shares.

      |_| FOR       |_| AGAINST      |_| ABSTAIN

4. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

      |_| FOR       |_| AGAINST       |_| ABSTAIN

IF NO CHOICE IS SPECIFIED, THE PERSONS NAMED AS PROXIES ABOVE INTEND TO VOTE FOR THE ELECTION OF THE NAMED NOMINEES AND FOR ALL OF THE OTHER PROPOSED ACTIONS.

Number of shares owned by undersigned: _______________


Signature:__________________________

Print Name:_________________________

Date:______________________________


Signature:__________________________

Print Name:_________________________

Date:______________________________

IMPORTANT: Please sign exactly as your name or names are printed here. Executors, administrators, trustees and other persons signing in a representative capacity should give full title.